Commitment and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Purchase Commitments
The Company has entered into a contract for cloud hosting services under which non-cancelable future minimum payments as of December 31, 2022 were as follows (in millions):

Purchase obligation
Year ending December 31,
2023	$61
2024	61
2025	64
2026	38
Thereafter	—
Total	$224
Contingencies
From time to time the Company may be party to various claims in the normal course of business. Legal fees and other costs associated with such actions are expensed as incurred. The Company assesses the need to record a liability for litigation and loss contingencies. Reserve estimates are recorded when and if it is determined that a loss related to certain matters is both probable and reasonably estimable. No material loss contingencies were recorded in the twelve months ended December 31, 2022, 2021, and 2020.